                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-7331

                      SCUDDER FOCUS VALUE PLUS GROWTH FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Focus Value+Growth Fund

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown for Classes A and C shares and during the 5-year and life of Fund periods for Class B reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/04
Scudder Focus Value+Growth Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	9.96%	1.33%	-2.44%	7.38%
Class B	8.80%	.51%	-3.24%	6.52%
Class C	9.01%	.51%	-3.28%	6.49%
S&P 500 Index+	12.86%	2.74%	-1.83%	9.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/04	$ 12.93	$ 11.87	$ 11.86
11/30/03	$ 11.78	$ 10.91	$ 10.88
Distribution Information: Twelve Months: Income Dividends as of 11/30/04	$ .03	$ —	$ —

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Focus Value+Growth Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/04
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,363	$9,806	$8,331	$18,054
	Average annual total return	3.63%	-.65%	-3.59%	6.69%
Class B	Growth of $10,000	$10,598	$9,954	$8,415	$17,791
	Average annual total return	5.98%	-.15%	-3.39%	6.52%
Class C	Growth of $10,000	$10,901	$10,154	$8,463	$17,750
	Average annual total return	9.01%	.51%	-3.28%	6.49%
S&P 500 Index+	Growth of $10,000	$11,286	$10,844	$9,117	$23,379
	Average annual total return	12.86%	2.74%	-1.83%	9.80%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and unlike Fund returns, do not reflect any fees or expenses. it is not possible to invest directly into an index.

Class A Lipper Rankings — Large-Cap Core Funds Category as of 11/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	421	of	924	46
3-Year	305	of	791	39
5-Year	288	of	606	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,069.50	$ 1,066.40	$ 1,065.60
Expenses Paid per $1,000*	$ 7.12	$ 12.52	$ 11.71
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,018.18	$ 1,012.95	$ 1,013.73
Expenses Paid per $1,000*	$ 6.95	$ 12.20	$ 11.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
Scudder Focus Value+Growth Fund	1.37%	2.42%	2.26%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Focus Value+Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Focus Value+Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Jennison Associates LLC ("Jennison"), an indirect wholly owned subsidiary of Prudential Financial, Inc., is the subadvisor for the growth portion of the fund. As of September 30, 2004, Jennison managed approximately $59.9 billion on behalf of its clients.

Dreman Value Management, LLC ("DVM") is the subadvisor for the value portion of the fund. As of November 30, 2004, Dreman managed over $12 billion in assets.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor to the value portion of the fund. The following people handle the day-to-day management:

David Dreman, Lead Portfolio Manager

Began investment career in 1957.

Joined the fund in 2002.

Founder and Chairman, Dreman Value Management, LLC since 1977.

F. James Hutchinson, Portfolio Manager

Began investment career in 1986.

Joined the fund in 2002.

Prior to joining Dreman Value Management, LLC in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

Jennison Associates LLC is the subadvisor to the growth portion of the fund. The following people handle the day-to-day management:

Spiros Segalas, Portfolio Manager

Began investment career in 1960.

Joined the subadvisor in 1969.

Joined the fund team in 2001.

Kathleen McCarragher, Portfolio Manager

Began investment career in 1982.

Joined the subadvisor in 1998.

Joined the fund team in 2001.

In the following interview, the two portfolio management teams — Dreman Value Management, LLC and Jennison Associates LLC — who manage the value and growth sleeves, respectively, address the economy, their teams' investment strategies and the resulting performance of Scudder Focus Value+Growth Fund for the year ended November 30, 2004.

Q:  Will you provide an overview of market conditions during the annual period?

A:  Mixed economic data, geopolitical unrest and soaring energy prices created a challenging investment environment during the 12 months ended November 30, 2004.

Theperiod got off to a strong start with robust growth in the US economy and corporate earnings. Interest rates and inflation remained relatively low and the weakening US dollar buoyed many large multi-national companies during the first half of 2004.

The market grew volatile after the first quarter, and investors began to question the strength and long-term viability of economic recovery. Historically high energy prices further caused concern, slowing the rate of corporate profit growth and consumer spending. The economy, nonetheless, continued to expand at a moderate pace. With inflation a chief concern, the Federal Reserve Board raised short-term interest rates.

The unfolding events in Iraq and the rhetoric of a hotly contested US presidential campaign further tested investor sentiment. Confused and anxious, investors rotated in and out of traditionally defensive and more economically sensitive stocks and industry sectors for the remainder of the period.

Q:  How did the fund perform?

A:  Scudder Focus Value+Growth Fund Class A shares posted a total return of 9.96% for the 12 months ended November 30, 2004. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and for more complete performance information.) This compares with the 9.10% average total return of its peers in the Large-Cap Core Funds category, as tracked by Lipper Inc.,1 and the 12.86% total return of the Standard & Poor's 500 index (S&P 500), for the same period.2

1 The Large-Cap Core Funds category comprises funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core funds have wide latitude in terms of the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and a three-year earnings growth figure that compares to the US diversified large-cap funds universe average.

2 The S& P 500 index is an unmanaged group of large-capitalization stocks that generally is representative of the overall stock market.

Index returns assume reinvestment of all distribution and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index.

Q:  The value and growth portfolios of this fund are managed independently of one another. Will each management team discuss its investment style?

Value Sleeve Lead Portfolio Manager David Dreman:

A:  The classic "contrarian" value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below what we determine to be their intrinsic values, with prices that are low relative to their earnings (P/E), (the most common measure of how expensive a stock is), book value (P/B) (a comparison of the market's valuation of a company with the value of that company as indicated on its financial statements) and cash flow (P/CF).3 Typically, these types of companies provide potential for above-market returns over time.

3 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

We base our stock selection solely on fundamental, "bottom-up" analysis — a process of evaluation that takes into account the individual merits of each stock. We also utilize information based on the macroeconomic environment and its impact on individual industry sectors; in some cases, entire industries can be trading at what we consider to be low valuations. Therefore, we do not emphasize the selection of stocks based on industry sectors or the macroeconomic environment, although in some cases entire industries are trading at what we consider low valuations. In general, however, industry sector weightings are a residual of individual stock selection.

Growth Sleeve Portfolio Manager Spiros "Sig" Segalas:

A:  We also employ a bottom-up approach to selecting what we believe are stocks with the best potential for long-term earnings growth. Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. We look for companies with strong franchises and recognizable brands. We seek companies that have created niche markets with regard to the products they manufacture or the services they provide to their customers. We rely primarily on our firm's original fundamental analysis of companies, industry sectors and various markets to help us find solid companies with the potential for continued strong, long-term growth.

Q:  Mr. Dreman, how did the value sleeve perform during the period?

A:  The period proved difficult for the portfolio's value holdings during the annual period. In a highly concentrated portfolio, such as this, severe losses among core holdings can be very damaging. In this case, gains in the portfolio's largest position — Freddie Mac — and of the top-10 holdings, including UST, Inc. and Altria Group, Inc., were not enough to offset losses sustained by Fannie Mae and Pfizer, Inc., which faced scrutiny during the period.

Mortgage giant Freddie Mac continued to recover from losses suffered after an investigation into the company's accounting practices was launched by regulators nearly two years ago. The charges hurt the stock temporarily, turning away investors, who today are acutely sensitive to any suggestion of wrongdoing. After intense analysis, no evidence of illegal action has been found. While Freddie Mac has not been formally vindicated, investors now appear to be more favorably inclined toward the company, which we believe offers significant value, characterized by low P/E ratios (the most common measure of how expensive a stock is) relative to the benchmark S&P 500 average and strong earnings growth.

Freddie Mac, along with Fannie Mae (the portfolio's third-largest holding) remained locked in a battle with the Bush administration during the period. In response to the allegations against Freddie Mac, the administration — which tends to disfavor government-sponsored enterprise — introduced tough, new regulatory guidelines, which have yet to be approved by Congress. We believe that a compromise on somewhat less stringent regulations may soon be reached.

We have maintained the stock's heavy overweight (proportionately larger position relative to the benchmark index) throughout this ordeal, despite its impact on the fund's short-term performance. We believed all along that our patience and fortitude would be rewarded in time. We are pleased to see the stock rebounding and look forward to its continued advance. We believe that Freddie Mac is poised to benefit from its proven management of interest rate risk, which should help the company increase its mortgage portfolio holdings and earnings growth.

The sleeve's fifth-largest holding, UST, Inc., a manufacturer of smokeless tobacco products, made strides during the period. Increased sales and higher selling prices helped the company grow earnings beyond analyst estimates. UST, Inc. during the period managed to maintain its market share despite management's decision to increase prices, while competitors lowered theirs. Throughout the year, as the stock price climbed we sought to lock in profits for shareholders by periodically selling some of the portfolio's substantial holdings in the stock. With outstanding earnings growth potential and healthy cash flows, however, the stock remains one of the sleeve's core investments.

Altria Group, Inc., the sleeve's second-largest position, made smaller, but significant, advances. Altria Group, Inc. was held back somewhat by the media's focus on several pending court cases filed against the tobacco industry, specifically Altria Group, Inc. The company in November announced that it expected pending litigation to be resolved by the summer of 2005, at which time the company hopes to spin off its Kraft Foods subsidiary and other major holdings. Investors enthusiastically received the news, boosting the company's stock price. We, too, remain optimistic that lawsuits will be favorably resolved. If indeed that does take place, tobacco valuations, especially that of Altria Group, Inc. could rise.

In September, Fannie Mae was charged with violating accounting rules and misrepresenting its earnings. Because of the company's alleged misuse of the complicated FASB (Financial Accounting Standards Board) Rule 133, which sets forth guidelines for hedging, the Securities and Exchange Commission (SEC) has directed Fannie Mae to restate its earnings for the past several years.

After the close of the fiscal period, the SEC agreed that Fannie Mae's accounting was improper. As a result, the company's chief executive officer has retired and its chief financial officer has resigned.

No strangers to controversy, we intend to maintain the stock's prominent position in the portfolio, despite its cost to the fund's short-term performance. Like Freddie Mac, with whom the company tends to trade in tandem, we believe Fannie Mae continues to offer shareholders extreme values, with relatively low P/E ratios and strong earnings growth. The stock has already rebounded from its lows and we are confident that it will continue to move higher as the controversy abates and the media cloud is lifted.

Pfizer, Inc. was among those pharmaceutical companies to suffer losses in September after Merck & Co., Inc. voluntarily withdrew its popular osteoarthritis drug, Vioxx, from pharmacy shelves. Investors appeared to punish pharmaceutical companies across the board for the apparent duplicity of Merck & Co., Inc.'s senior executives, who are believed to have known about the potential risks associated with the drug long before they became public. In mid-December, after the close of this period, Pfizer, Inc. suffered deeper losses after clinical studies suggested that its osteoarthritis drug, Celebrex, might also increase the cardiovascular risks when taken in large doses.

While pharmaceuticals were among the market's poorest-performing stocks during the period, we believe that many, including Pfizer, Inc., offer excellent upside potential. We are confident that earnings and valuations for these companies will return to their historical norms based on promising products currently in development. Further, the reelection of President Bush bodes well for pharmaceutical companies, given the administration's accommodative policies. In the meantime, while we're waiting for their performance to turn around, Pfizer, Inc. and others continue to pay healthy, often premium, dividend yields to shareholders.

Q:  How did the growth sleeve perform during the period?

A:  The growth sleeve performed well during the 12-month period, with every sector posting positive returns.

Consumer discretionary stocks made the greatest contribution to overall fund performance. Among them, eBay, Inc., one of the portfolio's 10 largest holdings, was a stellar performer. The provider of on-line auction services continued to benefit from market dominance and valuable brand recognition. We believe that the company's burgeoning success in international markets should be a key driver of strong revenue and earnings growth. Starbucks Corp. also proved to be a powerful contributor, reporting solid, steady quarterly results marked by increased revenues and unit sales growth that exceeded expectations. Returns in the sector were moderately offset by weakness among specialty retailers. Companies, including venerable jewelry merchant Tiffany & Co., were hurt by investor concern regarding consumer spending and weak international sales. (As of November 30, 2004, the position in Tiffany & Co. was sold.)

Energy stocks during the period were buoyed by rising crude oil and natural gas prices, as US inventories fell below their recent historical averages and global demand rose. Oil services stocks, including the portfolio's sole energy holding, BJ Services Co., which is among the portfolio's 10 largest stakes, have benefited from these high prices and the increased demand for drilling services.

Adept stock selection among health care stocks also contributed to the sector's positive contribution to overall portfolio returns during the period. Biotechnology firms Genentech, Inc. and Gilead Sciences, Inc. performed well. Both stocks responded to favorable regulatory developments during the year.

Technology, the growth sleeve's largest weighting, also advanced, despite the mixed results of individual holdings. The semiconductor industry proved weak and several portfolio holdings, including Intel Corp. and Texas Instruments, Inc., produced negative returns. Leading up to the summer, the outlook for corporate spending on semiconductors was positive. Demand suddenly slowed, however, leading to inventory surpluses. (As of November 30, 2004, the positions in Intel Corp. and Texas Instruments, Inc. were sold.)

On balance, Internet-related companies, including top-10 holding Yahoo!, Inc. benefited from explosive growth in Internet advertising revenue. In addition, consumer demand for digital devices has been an important driver of sales for companies such as Apple Computer, Inc., also among the portfolio's top 10. The company's stock price was propelled by momentum in their iPod and digital lifestyle businesses, and by investor interest in possible enhancements to the popular iMac. We believe the company has a strong balance sheet and its ability to generate significant cash flow bodes well for the future.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Asset Allocation	11/30/04	11/30/03

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	11/30/04	11/30/03

Financials	28%	30%
Information Technology	19%	22%
Consumer Discretionary	14%	19%
Consumer Staples	14%	9%
Health Care	14%	15%
Energy	7%	3%
Industrials	4%	1%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2004 (39.2% of Net Assets)
1. Freddie Mac Supplier of mortgage credit	6.4%
2. Altria Group, Inc. Operator of a multiline tobacco company	5.4%
3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	4.9%
4. eBay, Inc. Provider of on-line auction services	3.7%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.6%
6. BJ Services Co. Provider of pressure and pumping and other oilfield services for the petroleum industry	3.2%
7. Yahoo!, Inc. Provider of on-line services	3.2%
8. Apple Computer, Inc. Manufacturer of personal computers	3.0%
9. General Electric Co. Industrial conglomerate	2.9%
10. Washington Mutual, Inc. Producer of diversified financial services	2.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 14.4%
Hotels Restaurants & Leisure 2.7%
Starbucks Corp.*	40,700	2,289,782
Internet & Catalog Retail 3.7%
eBay, Inc.*	28,000	3,148,600
Multiline Retail 2.8%
Target Corp.	46,600	2,386,852
Specialty Retail 5.2%
Bed Bath & Beyond, Inc.*	43,900	1,752,839
Borders Group, Inc.	22,500	512,550
Home Depot, Inc.	37,905	1,582,534
Staples, Inc.	16,930	540,236
		4,388,159
Consumer Staples 13.9%
Food & Staples Retailing 2.0%
Whole Foods Market, Inc.	18,900	1,715,553
Personal Products 2.4%
Estee Lauder Companies, Inc. "A"	46,600	2,033,624
Tobacco 9.5%
Altria Group, Inc.	79,300	4,558,957
Reynolds American, Inc.	6,235	471,553
UST, Inc.	68,247	3,004,916
		8,035,426
Energy 6.6%
Energy Equipment & Services 3.2%
BJ Services Co.	54,100	2,741,247
Oil & Gas 3.4%
Apache Corp.	800	43,248
Burlington Resources, Inc.	650	30,167
ChevronTexaco Corp.	8,550	466,830
ConocoPhillips	900	81,891
Devon Energy Corp.	32,110	1,329,996
EnCana Corp.	3,100	176,793
Kerr-McGee Corp.	11,650	724,979
Occidental Petroleum Corp.	625	37,631
		2,891,535
Financials 27.7%
Banks 7.2%
Bank of America Corp.	34,736	1,607,235
PNC Financial Services Group	12,400	674,560
Sovereign Bancorp, Inc.	34,760	759,506
US Bancorp.	20,100	595,563
Washington Mutual, Inc.	60,201	2,450,782
		6,087,646
Capital Markets 2.7%
Merrill Lynch & Co., Inc.	41,200	2,295,252
Consumer Finance 2.7%
American Express Co.	41,200	2,295,252
Diversified Financial Services 13.9%
Fannie Mae	60,250	4,139,175
Freddie Mac	79,700	5,440,322
JPMorgan Chase & Co.	56,400	2,123,460
		11,702,957
Insurance 1.2%
American International Group, Inc.	16,125	1,021,519
Health Care 13.7%
Biotechnology 4.3%
Genentech, Inc.*	49,200	2,373,900
Gilead Sciences, Inc.*	37,300	1,285,358
		3,659,258
Health Care Equipment & Supplies 0.5%
Becton, Dickinson & Co.	7,650	419,067
Health Care Providers & Services 4.3%
AmerisourceBergen Corp.	10,080	594,115
Cardinal Health, Inc.	5,850	305,838
HCA, Inc.	14,985	590,709
Laboratory Corp. of America Holdings*	17,075	818,746
Medco Health Solutions, Inc.*	15,806	596,203
Quest Diagnostics, Inc.	7,600	712,500
		3,618,111
Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	40,000	940,000
Merck & Co., Inc.	32,835	920,037
Pfizer, Inc.	67,525	1,875,169
Wyeth	3,650	145,525
		3,880,731
Industrials 3.7%
Industrial Conglomerates
General Electric Co.	70,500	2,492,880
Tyco International Ltd.	18,750	636,938
		3,129,818
Information Technology 19.5%
Computers & Peripherals 3.0%
Apple Computer, Inc.*	38,200	2,561,310
Electronic Equipment & Instruments 2.4%
Agilent Technologies, Inc.*	88,100	2,016,609
Internet Software & Services 5.4%
Google, Inc. "A"*	10,000	1,830,000
Yahoo!, Inc.*	72,000	2,708,640
		4,538,640
IT Consulting & Services 1.5%
Electronic Data Systems Corp.	56,600	1,270,670
Semiconductors & Semiconductor Equipment 1.9%
Marvell Technology Group Ltd.*	50,900	1,631,854
Software 5.3%
Electronic Arts, Inc.*	48,900	2,391,210
Microsoft Corp.	77,500	2,077,775
		4,468,985
Total Common Stocks (Cost $72,363,082)		84,228,457

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 1.97% (b) (Cost $895,134)	895,134	895,134

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,258,216) (a)	100.6	85,123,591
Other Assets and Liabilities, Net	(0.6)	(532,301)
Net Assets	100.0	84,591,290

* Non-income producing security.

(a) The cost for federal income tax purposes was $73,818,413. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $11,305,178. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,315,391 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,010,213.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments: Investments in securities, at value (cost $72,363,082)	$ 84,228,457
Investments in Scudder Cash Management QP Trust (cost $895,134)	895,134
Total investments in securities, at value (cost $73,258,216)	85,123,591
Receivable for investments sold	1,616,777
Dividends receivable	264,572
Interest receivable	1,582
Receivable for Fund shares sold	7,632
Other assets	23,020
Total assets	87,037,174
Liabilities
Due to custodian bank	198,335
Payable for investments purchased	1,813,931
Payable for Fund shares redeemed	242,900
Accrued management fee	52,118
Other accrued expenses and payables	138,600
Total liabilities	2,445,884
Net assets, at value	$ 84,591,290
Net Assets
Net assets consist of: Undistributed net investment income	221,224
Net unrealized appreciation (depreciation) on investments	11,865,375
Accumulated net realized gain (loss)	(25,424,840)
Paid-in capital	97,929,531
Net assets, at value	$ 84,591,290

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($59,998,644 ÷ 4,641,556 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.93
Maximum offering price per share (100 ÷ 94.25 of $12.93)	$ 13.72

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,219,657 ÷ 1,450,874 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.87

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,372,989 ÷ 621,634 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Income: Dividends	$ 1,716,706
Securities lending income, including income from Daily Assets Fund Institutional	456
Interest — Scudder Cash Management QP Trust	13,502
Total Income	1,730,664
Expenses: Management fee	621,190
Services to shareholders	334,253
Custodian fee	16,660
Distribution service fees	428,892
Auditing	44,714
Legal	10,142
Trustees' fees and expenses	20,339
Reports to shareholders	40,999
Registration fees	22,191
Other	7,158
Total expenses, before expense reductions	1,546,538
Expense reductions	(74,675)
Total expenses, after expense reductions	1,471,863
Net investment income (loss)	258,801
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,795,200
Net unrealized appreciation (depreciation) during the period on investments	4,768,118
Net gain (loss) on investment transactions	7,563,318
Net increase (decrease) in net assets resulting from operations	$ 7,822,119

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income (loss)	$ 258,801	$ 105,712
Net realized gain (loss) on investment transactions	2,795,200	(1,824,321)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,768,118	15,782,330
Net increase (decrease) in net assets resulting from operations	7,822,119	14,063,721
Distributions to shareholders: Net investment income: Class A	(142,071)	—
Fund share transactions: Proceeds from shares sold	18,153,804	17,474,646
Reinvestment of distributions	135,160	—
Cost of shares redeemed	(29,877,655)	(26,841,974)
Net increase (decrease) in net assets from Fund share transactions	(11,588,691)	(9,367,328)
Increase (decrease) in net assets	(3,908,643)	4,696,393
Net assets at beginning of period	88,499,933	83,803,540
Net assets at end of period (including undistributed net investment income of $221,224 and $104,494, respectively)	$ 84,591,290	$ 88,499,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 9.86	$ 12.45	$ 16.07	$ 18.30
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.04	.01	—[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.11	1.88	(2.60)	(2.10)	.04
Total from investment operations	1.18	1.92	(2.59)	(2.10)	.01
Less distributions from: Net investment income	(.03)	—	—	—	—
Net realized gains on investment transactions	—	—	—	(1.52)	(2.24)
Total distributions	(.03)	—	—	(1.52)	(2.24)
Net asset value, end of period	$ 12.93	$ 11.78	$ 9.86	$ 12.45	$ 16.07
Total Return (%)[c]	9.96[d]	19.47	(20.80)	(14.22)	(.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	55	47	61	76
Ratio of expenses before expense reductions (%)	1.50	1.33	1.26	1.38	1.51[e]
Ratio of expenses after expense reductions (%)	1.37	1.33	1.26	1.38	1.50[e]
Ratio of net investment income (loss) (%)	.64	.47	.10	(.06)	(.16)
Portfolio turnover rate (%)	70	65	114	153	43

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.48% and 1.47%, respectively.

Class B
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 9.21	$ 11.71	$ 15.33	$ 17.68
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.03)	(.07)	(.11)	(.16)
Net realized and unrealized gain (loss) on investment transactions	.99	1.73	(2.43)	(1.99)	.05
Total from investment operations	.96	1.70	(2.50)	(2.10)	(.11)
Less distributions from: Net realized gains on investment transactions	—	—	—	(1.52)	(2.24)
Net asset value, end of period	$ 11.87	$ 10.91	$ 9.21	$ 11.71	$ 15.33
Total Return (%)[b]	8.80	18.46	(21.35)	(14.98)	(1.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	25	30	51	68
Ratio of expenses before expense reductions (%)	2.42	2.17	2.05	2.20	2.35[c]
Ratio of expenses after expense reductions (%)	2.42	2.17	2.05	2.20	2.34[c]
Ratio of net investment income (loss) (%)	(.41)	(.37)	(.69)	(.88)	(.99)
Portfolio turnover rate (%)	70	65	114	153	43

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.30% and 2.29%, respectively.

Class C
Years Ended November 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.88	$ 9.18	$ 11.68	$ 15.30	$ 17.68
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.02)	(.06)	(.12)	(.20)
Net realized and unrealized gain (loss) on investment transactions	1.00	1.72	(2.44)	(1.98)	.06
Total from investment operations	.98	1.70	(2.50)	(2.10)	(.14)
Less distributions from: Net realized gains on investment transactions	—	—	—	(1.52)	(2.24)
Net asset value, end of period	$ 11.86	$ 10.88	$ 9.18	$ 11.68	$ 15.30
Total Return (%)[b]	9.01[c]	18.52	(21.40)	(15.01)	(1.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	7	9	11
Ratio of expenses before expense reductions (%)	2.32	2.13	2.03	2.22	2.56[d]
Ratio of expenses after expense reductions (%)	2.28	2.13	2.03	2.22	2.55[d]
Ratio of net investment income (loss) (%)	(.27)	(.33)	(.67)	(.90)	(1.17)
Portfolio turnover rate (%)	70	65	114	153	43

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.50% and 2.49%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, nondiversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On September 24, 2004, Class I was renamed Institutional Class. Institutional Class shares (none sold through November 30, 2004) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. There were no securities on loan at November 30, 2004.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately ($24,865,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($4,673,000), November 30, 2010 ($14,001,000) and November 30, 2011 ($6,191,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 224,533
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (24,865,000)
Net unrealized appreciation (depreciation) on investments	$ 11,305,178

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2004	2003
Distribution from ordinary income	$ 142,071	$ —

* For tax purposes short-term capital gains distributions are considered ordinary taxable income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $59,807,219 and $69,901,172, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets and 0.54% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2004 the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.72% of the Fund's average daily net assets. Jennison Associates LLC serves as sub-advisor for the growth portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Dreman Value Management, LLC ("DVM"), serves as sub-advisor for the value portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Both sub-advisors are paid by the Advisor for their services.

In addition, for the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $869, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50% and 1.50% of average daily net assets for Class A, B and C shares respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

In addition to the contractual expense limitation described above, from October 1, 2004 through September 30, 2005, the Fund's Advisor, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's total operating expenses at 1.351%, 2.141% and 2.116% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering costs).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended November 30, 2004, the amount charged to the Fund by SISC was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at November 30, 2004
Class A	$ 158,679	$ 70,451	$ 30,562
Class B	94,672	—	5,547
Class C	27,105	3,328	4,088
	$ 280,456	$ 73,779	$ 40,197

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2004
Class B	$ 155,776	$ 10,814
Class C	57,392	4,568
	$ 213,168	$ 15,382

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2004	Annual Effective Rate
Class A	$ 144,668	$ 16,292.25%
Class B	51,925	4,711.25%
Class C	19,131	1,945.25%
	$ 215,724	$ 22,948

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the the year ended November 30, 2004 aggregated $7,309 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2004, the CDSC for Class B and C shares aggregated $58,891 and $1,066, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2004, SDI received $1.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2004, the custodian fee was reduced by $27 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended November 30, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,115,208	$ 13,575,925	1,178,453	$ 12,113,632
Class B	263,382	2,966,479	343,581	3,230,466
Class C	143,754	1,611,400	226,173	2,130,548
		$ 18,153,804		$ 17,474,646
Shares issued to shareholders in reinvestment of distributions
Class A	11,454	$ 135,160	—	$ —
		$ 135,160		$ —
Shares redeemed
Class A	(1,183,111)	$ (14,442,329)	(1,240,588)	$ (12,423,867)
Class B	(1,085,024)	(12,182,676)	(1,346,348)	(12,632,119)
Class C	(289,378)	(3,252,650)	(190,294)	(1,785,988)
		$ (29,877,655)		$ (26,841,974)
Net increase (decrease)
Class A	(56,449)	$ (731,244)	(62,135)	$ (310,235)
Class B	(821,642)	(9,216,197)	(1,002,767)	(9,401,653)
Class C	(145,624)	(1,641,250)	35,879	344,560
		$ (11,588,691)		$ (9,367,328)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On November 17, 2004, the Board of Scudder Focus Value+Growth Fund ("the Fund") approved, in principle, the merger of the Fund into Scudder Growth and Income Fund.

Completion of the merger is subject to approval by the shareholders of the Fund at a shareholder meeting expected to be held during the first quarter of 2005.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Scudder Focus Value+Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Focus Value+Growth Fund (the "Fund"), as of November 30, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Focus Value+Growth Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $1,900,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KVGAX	KVGBX	KVGCX
CUSIP Number	81114W-102	81114W-201	81114W-300
Fund Number	085	285	385
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder Focus Value Plus Growth
Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER FOCUS VALUE + GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal Year                         Audit-Related     Tax Fees    All Other
     Ended       Audit Fees Billed     Fees Billed       Billed    Fees Billed
  November 30,        to Fund           to Fund          to Fund     to Fund
--------------------------------------------------------------------------------
2004               $37,634                $0           $6,641            $0
--------------------------------------------------------------------------------
2003               $34,679                $0           $6,034            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related            Tax Fees            All Other
    Fiscal           Fees Billed to          Billed to          Fees Billed
     Year            Adviser and            Adviser and         to Adviser and
    Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 November 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004               $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003               $112,900                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                    Total
                                  Non-Audit
                                 Fees billed
                                  to Adviser
                                and Affiliated
                                 Fund Service          Total
                                  Providers          Non-Audit
                                 (engagements          Fees
                                   related          billed to
                                 directly to       Adviser and
                 Total          the operations   Affiliated Fund
                Non-Audit       and financial    Service Providers
               Fees Billed        reporting         (all other        Total of
Fiscal Year     to Fund          of the Fund)      engagements)       (A), (B)
   Ended
November 30,      (A)                 (B)               (C)            and (C)
--------------------------------------------------------------------------------
2004              $6,641            $0             $386,601          $393,242
--------------------------------------------------------------------------------
2003              $6,034            $0            $3,759,685        $3,765,719
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005